Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In Re: Clarent Corporation	Case No. 02-33504

Chapter 11
Monthly Operating Report

SUMMARY OF FINANCIAL STATUS

Month Ended:	FEBRUARY 29, 2004	Petition Date: December 13, 2002

1.   Susan L. Uecker hereby submits this Monthly Operating Report on the Accrual Basis of Accounting (or if checked here     the Office of U.S. Trustee or the Court has approved the Cash Basis for the Debtor.)

Dollars reported in $1.

2.   Asset and Liability Structure

	End of Current Month	End of Prior Month	As of Petition Filing
a. Current Assets	$13,860,136	$13,746,417	unknown
b. Total Assets	$13,860,136	$13,746,417	unknown
c. Current Liabilities	unknown
d. Total Liabilities	unknown

3.   Statement of Cash Receipts & Disbursements for Month

	Current Month	Prior Month	Cumulative Case to Date
a. Total Receipts	$373,339	$1,178	$12,200,457
b. Total Disbursements (see Cash Flow Report)	259,620	87,968	7,388,552
c. Excess (Deficiency) of Receipts Over Disbursements	$113,719	$(86,790)	$4,811,905
d. Cash Balance Beginning of Month	$13,746,417	$13,821,791
e. Cash Balance End of Month	$13,860,136	$13,746,417

		Current Month	Prior Month	Cumulative Case to Date
4.	Profit / (Loss) from the Statement of Operations	$113,719	$(86,790)	$4,811,905
5.	Accounts Receivable (Pre and Post Petition)
6.	Post-Petition Liabilities
7.	Past Due Post-Petition Accounts Payable (over 30 days)
			Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach a listing including date of payment, amount of payment and name of payee)

			☐	☒

9.	Have any payments been made to professionals? (if yes, attach a listing including date of payment, amount of payment and name of payee)		☐	☒

10.	If the answer is Yes to 8 or 9, were all such payments approved by the Court?		☐	☒

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if Yes, attach listing including date, amount, reason and payee of payments)		☐	☒

12.	Is the estate insured for replacement cost of assets and general liability?		☐	☒

13.	Are a plan and disclosure statement on file?		☐	☒

14.	Was there any post-petition borrowing during this reporting period?			☒

15.	Check If Paid:
	Post-Petition Taxes	☒	U.S. Trustee Quarterly Fees	☒
	Tax Reporting & Returns	☒	(Check if filing is current for Post-Petition)
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury, I have reviewed the above summary and attached financial statements, and after reasonable inquiry, I believe these documents are correct.

/s/ Susan L. Uecker
Date: March 9, 2004	Susan L. Uecker, Trustee

CLARENT CORPORATION
Susan L. Uecker, Trustee

Balance Sheet

February 29, 2004

ASSETS

Current Assets
Checking-Bank of America	$51,741.77
Market Rate-Bank of America	6,862,400.78
Investment Account-Wells Fargo	6,945,993.00

Total Current Assets		13,860,135.55

Other Assets

Total Other Assets		0.00

Total Assets		$13,860,135.55

LIABILITIES AND CAPITAL

Current Liabilities
Unlocated Difference-BofA	$(43,726.73)
Unlocated Income-SVB	53,580.09

Total Current Liabilities		9,853.36

Long-Term Liabilities

Total Long-Term Liabilities		0.00

Total Liabilities		9,853.36

Capital
Turnover Funds	(10,367.85)
Retained Earnings	13,821,791.00
Net Income	38,859.04

Total Capital		13,850,282.19

Total Liabilities & Capital		$13,860,135.55

Unaudited - For Management Purposes Only

CLARENT CORPORATION

Susan L. Uecker, Trustee

Income Statement

For the Two Months Ending February 29, 2004

	Current Month	Year to Date

Revenues
Pre-Trustee A/R	6,425.33	6,425.33
Receivable from Verso	350,000.00	350,000.00
Dividends	842.72	842.72
Interest Income	2,166.26	3,343.80
Refunds	13,904.99	13,904.99

Total Revenues	373,339.30	374,516.84

Expenses
Trustee’s Bond	0.00	21,000.00
Legal Fees & Costs	221,207.33	221,233.83
Mediation Fees	0.00	8,100.50
Professional Services	0.00	2,144.69
Bank Charges	66.20	365.79
Priority Claims	0.00	1,200.00
Management Fees	25,000.00	75,000.00
Rent-Office	453.72	2,885.29
Shareholder Services	0.00	819.47
Storage Rent & Costs	894.80	1,036.12
General Office	68.36	68.36
Pre-Trustee Expense	0.00	303.75
US Trustee Fees	0.00	1,500.00

Total Expenses	247,690.41	335,657.80

Net Income	$125,648.89	$38,859.04

For Management Purposes Only

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CLARENT CORPORATION

Susan L. Uecker, Trustee

Statement of Cash Flow

For the Two Months Ended February 29, 2004

	Current Month	Year to Date

Cash Flows from operating activities
Net Income	$125,648.89	$38,859.04
Adjustments to reconcile net income to net cash provided by operating activities
Clarent/Verso Revenue	(11,970.85)	0.00
Unlocated Difference-BofA	0.00	(43,726.73)
Unlocated Income-SVB	0.00	53,580.09
Payroll Taxes Payable	0.00	0.00
Escrow Funds	0.00	0.00
Sales Tax Payable	0.00	0.00

Total Adjustments	(11,970.85)	9,853.36

Net Cash provided by Operations	113,678.04	48,712.40

Cash Flows from investing activities
Used For
Misc Accounts Receivable	0.00	0.00
Assignee Retainer	0.00	0.00
Legal Retainer	0.00	0.00
Refundable Deposits	0.00	0.00
Note Receivable	0.00	0.00

Net cash used in investing	0.00	0.00

Cash Flows from financing activities
Proceeds From
Turnover Funds	41.00	1,603.00
Beginning Balance Equity	0.00	0.00
Common Stock	0.00	0.00
Dividends Paid	0.00	0.00
Used For
Turnover Funds	0.00	(11,970.85)
Beginning Balance Equity	0.00	0.00
Common Stock	0.00	0.00
Dividends Paid	0.00	0.00

Net cash used in financing	41.00	(10,367.85)

Net increase (decrease) in cash	$113,719.04	$38,344.55

Summary
Cash Balance at End of Period	$13,860,135.55	$13,860,135.55
Cash Balance at Beginning of P	(13,746,416.51)	(13,821,791.00)

Net Increase (Decrease) in cash	$113,719.04	$38,344.55

Unaudited - For Internal Use Only.

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CLARENT CORPORATION

General Ledger

For the Period From Feb 1, 2004 to Feb 29, 2004

Filter Criteria includes: Report order is by ID.  Report is printed in Detail Format.

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
110	2/1/04			Beginning Balance			65,147.52
Checking-Bank of Americ	2/9/04	ACTIVITY,	GENJ	BANK SERVICE CHARGE, 02/04		18.02
	2/19/04	1011	CDJ	BAY AREA EXECUTIVES OFFICES, I		453.72
	2/19/04	1012	CDJ	COR-O-VAN, INC.		180.80
	2/19/04	1013	CDJ	DATASAFE		606.00
	2/19/04	1014	CDJ	VERSO TECHNOLOGIES, INC.		11,970.85
	2/26/04	1015	CDJ	SHURGARD OF SF		108.00
	2/2604	1016	CDJ	SPEEDWAY DIGITAL PRINTING		68.36
				Current Period Change		13,405.75	-13,405.75
	2/29/04			Ending Balance			51,741.77

111	2/1/04			Beginning Balance			6,646,526.49
Market Rate-Bank of Ame	2/5/04	CASH	CRJ	PETTY CASH	41.00
	2/5/04	242	CRJ	ACT NETWORKS	842.72
	2/5/04	1268832	CRJ	FIREMAN’S FUND	228.00
	2/5/04	0000313296	CRJ	VERSO TECHNOLOGIES	6,425.33
	2/5/04	00678684	CRJ	ADP	11,847.09
	2/9/04	ACTIVITY,	GENJ	TRANSFER FROM SILICON VALLEY BANK	88,749.50
	2/9/04	ACTIVITY,	GENJ	BANK SERVICE CHARGE, 02/04		48.18
	2/17/04	0000313557	CRJ	VERSO TECHNOLOGIES	350,000.00
	2/18/04	WIRE	CDJ	REGENT PACIFIC		25,000.00
	2/25/04	WIRE 1	CDJ	PACHULSKI, STANG, ZIEHL ET AL		221,207.33
	2/27/04	6005711970	CRJ	STATE COMPENSATION FUND	1,829.90
	2/27/04	INT 02/04	CRJ	BANK OF AMERICA	2,166.26
				Current Period Change	462,129.80	246,255.51	215,874.29
	2/29/04			Ending Balance			6,862,400.78

114	2/1/04			Beginning Balance			6,945,993.00
Investment Account-Wells
	2/29/04			Ending Balance			6,945,993.00

116	2/1/04			Beginning Balance			88,749.50
Checking-Silicon Valley B	2/9/04	ACTIVITY,	GENJ	TRANSFER FROM SILICON VALLEY BANK		88,749.50
				Current Period Change		88,749.50	-88,749.50
	2/29/04			Ending Balance

215	2/1/04			Beginning Balance			-11,970.85
Clarent/Verso Revenue	2/19/04	1014	CDJ	VERSO TECHNOLOGIES, INC. - LUCENT TECHNOLOGIES	1,610.00
	2/19/04	1014	CDJ	VERSO TECHNOLOGIES, INC. - MEXICANA DE ELECTRONICA	6,327.50
	2/19/04	1014	CDJ	VERSO TECHNOLOGIES, INC. - TNN NETWORKS	763.35
	2/19/04	1014	CDJ	VERSO TECHNOLOGIES, INC. - TNN NETWORKS	3,270.00
				Current Period Change	11,970.85		11,970.85
	2/29/04			Ending Balance

216	2/1/04			Beginning Balance			43,726.73
Unlocated Difference-Bof
	2/29/04			Ending Balance			43,726.73

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
217	2/1/04			Beginning Balance			-53,580.09
Unlocated Income-SVB
	2/29/04			Ending Balance			-53,580.09

350	2/1/04			Beginning Balance			10,408.85
Turnover Funds	2/5/04	CASH	CRJ	PETTY CASH - PETTY CASH/TURNOVER		41.00
				Current Period Change		41.00	-41.00
	2/29/04			Ending Balance			10,367.85

360	2/1/04			Beginning Balance			-13,821,791.00
Retained Earnings
	2/29/04			Ending Balance			-13,821,791.00

410	2/1/04			Beginning Balance
Pre-Trustee A/R	2/5/04	0000313296	CRJ	VERSO TECHNOLOGIES - FINAL BILLING/MISC A/R		6,425.33
				Current Period Change		6,425.33	-6,425.33
	2/29/04			Ending Balance			-6,425.33

421	2/1/04			Beginning Balance
Receivable from Verso	2/17/04	0000313557	CRJ	VERSO TECHNOLOGIES - FINAL NOTE PAYMENT		350,000.00
				Current Period Change		350,000.00	-350,000.00
	2/29/04			Ending Balance			-350,000.00

425	2/1/04			Beginning Balance
Dividends	2/5/04	242	CRJ	ACT NETWORKS - FINAL DIVIDEND		842.72
				Current Period Change		842.72	-842.72
	2/29/04			Ending Balance			-842.72

440	2/1/04			Beginning Balance			-1,177.54
Interest Income	2/27/04	INT 02/04	CRJ	BANK OF AMERICA - INTEREST INCOME, 02/04		2,166.26
				Current Period Change		2,166.26	-2,166.26
	2/29/04			Ending Balance			-3,343.80

450	2/1/04			Beginning Balance
Refunds	2/5/04	1268832	CRJ	FIREMAN’S FUND - INSURANCE REFUND		228.00
	2/5/04	00678684	CRJ	ADP - REFUND/OVERPAYMENT FOR PROXY MAILING		11,847.09
	2/27/04	6005711970	CRJ	STATE COMPENSATION FUND - INSURANCE REFUND		1,829.90
				Current Period Change		13,904.99	-13,904.99
	2/29/04			Ending Balance			-13,904.99

517	2/1/04			Beginning Balance			21,000.00
Trustee’s Bond
	2/29/04			Ending Balance			21,000.00

520	2/1/04			Beginning Balance			26.50
Legal Fees & Costs	2/25/04	WIRE 1	CDJ	PACHULSKI, STANG, ZIEHL ET AL - FEES & COSTS, PER ORDER	221,207.33

Account ID Account Description

Date

Reference

Jrnl

Trans Description

Debit Amt

Credit Amt

Balance

520(cont.)				Current Period Change	221,207.33	221,207.33
	2/29/04			Ending Balance		221,233.83

521	2/1/04			Beginning Balance		8,100.50
Mediation Fees
	2/29/04			Ending Balance		8,100.50

525	2/1/04			Beginning Balance		2,144.69
Professional Services
	2/29/04			Ending Balance		2,144.69

550	2/1/04			Beginning Balance		299.59
Bank Charges	2/9/04	ACTIVITY,	GENJ	BANK SERVICE CHARGE, 02/04	66.20
				Current Period Change	66.20	66.20
	2/29/04			Ending Balance		365.79

620	2/1/04			Beginning Balance		1,200.00
Priority Claims
	2/29/04			Ending Balance		1,200.00

633	2/1/04			Beginning Balance		50,000.00
Management Fees	2/18/04	WIRE	CDJ	REGENT PACIFIC - FEES, PER CONTRACT	25,000.00
				Current Period Change	25,000.00	25,000.00
	2/29/04			Ending Balance		75,000.00

645	2/1/04			Beginning Balance		2,431.57
Rent-Office	2/19/04	1011	CDJ	BAY AREA EXECUTIVES OFFICES, I - INV #24010024, EXTRA SERVICES THROUGH 1/15/04	435.65
	2/19/04	1011	CDJ	BAY AREA EXECUTIVES OFFICES, I - FEDERAL EXPRESS PACKAGE, 12/22/03	18.07
				Current Period Charge	453.72	453.72
	2/29/04			Ending Balance		2,885.29

648	2/1/04			Beginning Balance		819.47
Shareholder Services
	2/29/04			Ending Balance		819.47

650	2/1/04			Beginning Balance		141.32
Storage Rent & Costs	2/19/04	1012	CDJ	COR-O-VAN, INC - #RS5064129, TO 1/31/04	180.80
	2/19/04	1013	CDJ	DATASAFE - #81475, INV #81475T028766, 11/21/03-2/21/04	165.00
	2/19/04	1013	CDJ	DATASAFE - #81475, INV #81475T031404, 2/21/04-5/21/04	165.00
	2/19/04	1013	CDJ	DATASAFE - #41980, INV #V419801203, 12/6/03-3/6/04	276.00
	2/26/04	1015	CDJ	SHURGARD OF SF - #2215, 03/04	108.00
				Current Period Change	894.80	894.80
	2/29/04			Ending Balance		1,036.12

Account ID Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance
665	2/1/04			Beginning Balance
General Office	2/26/04	1016	CDJ	SPEEDWAY DIGITAL	68.36
				PRINTING - #1156359,
				02/24/04
				Current Period Change	68.36		68.36
	2/29/04			Ending Balance			68.36

720	2/1/04			Beginning Balance			303.75
Pre-Trustee Expense
	2/29/04			Ending Balance			303.75

755	2/1/04			Beginning Balance			1,500.00
US Trustee Fees
	2/29/04			Ending Balance			1,500.00

CLARENT CORPORATION

General Journal

For the Period From Feb 1, 2004 to Feb 29, 2004

Filter Criteria includes: Report order is by Date. Report is printed in Detail Format.

Date	Account ID	Reference	Trans Description	Debit Amt	Credit Amt
2/9/04	111	ACTIVITY, 02/0	TRANSFER FROM SILICON VALLEY BANK	88,749.50
	116		TRANSFER FROM SILICON VALLEY BANK		88,749.50
	550		BANK SERVICE CHARGE, 02/04	66.20
	111		BANK SERVICE CHARGE, 02/04		48.18
	110		BANK SERVICE CHARGE, 02/04		18.02
		Total		88,815.70	88,815.70

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